As filed with the Securities and Exchange Commission on August 18, 2009

===============================================================================
                                                  1933 Act File No. 333-109680
                                                   1940 Act File No. 811-21344


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


             FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



        FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II



                    120 East Liberty Drive, Suite 400
                         Wheaton, Illinois 60187

                             August 17, 2009

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, September 21, 2009, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on a proposal to elect certain of the Trustees of your Fund (the "Proposal") and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials, and then cast your vote on the enclosed proxy card.

         Voting takes only a few minutes. Each Shareholder's vote is important. Your prompt response will be much appreciated.

         After you have voted on the Proposal, please be sure to sign your proxy card, and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting.
Thank you.


                           Sincerely,


                           /s/ James A. Bowen


                           James A. Bowen
                           Chairman of the Board

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

          The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                      VALID SIGNATURE

CORPORATE ACCOUNTS
(1)    ABC Corp.                                  ABC Corp.
(2)    ABC Corp.                                  John Doe, Treasurer
(3)    ABC Corp.
           c/o John Doe, Treasurer                John Doe
(4)    ABC Corp. Profit Sharing Plan              John Doe, Trustee

TRUST ACCOUNTS
(1)    ABC Trust                                  Jane B. Doe, Trustee
(2)    Jane B. Doe, Trustee
           u/t/d 12/28/78                         Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)    John B. Smith, Cust.
           f/b/o John B. Smith, Jr., UGMA        John B. Smith
(2)    John B. Smith                             John B. Smith, Jr., Executor

        FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                    120 East Liberty Drive, Suite 400
                         Wheaton, Illinois 60187

             NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                     To be held on September 21, 2009

August 17, 2009

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, September 21, 2009, at 4:00 p.m. Central Time, for the following purposes:

                  1.     To elect three Trustees of each Fund.

                  2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The Board of Trustees has fixed the close of business on August 3, 2009 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                         By order of the Board of Trustees


                                         /s/ W. Scott Jardine


                                         W. Scott Jardine
                                         Secretary


--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO
PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL
UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET
FORTH ON THE INSIDE COVER OF THIS PROXY STATEMENT.
--------------------------------------------------------------------------------

                   This page intentionally left blank.

        FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                  JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                            September 21, 2009

                    120 East Liberty Drive, Suite 400
                         Wheaton, Illinois 60187

                          JOINT PROXY STATEMENT
                             August 17, 2009

         This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about August 24, 2009.

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, September 21, 2009, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

         Proxy solicitations will be made, beginning on or about August 24, 2009, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; (iii) PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of the Fund and a majority-owned subsidiary of The PNC Financial Services Group, Inc.; or (iv) any agents or affiliates of the foregoing entities. The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on August 3, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

         First Trust/Four Corners Senior Floating Rate Income Fund has two classes of shares of beneficial interest: common shares with a par value of $0.01 per share and Money Market Cumulative Preferred Shares ("MMP(R) Shares"). First Trust/Four Corners Senior Floating Rate Income Fund II has two classes of shares of beneficial interest: common shares with a par value of $0.01 per share, and Series A and Series B Auction Market Preferred Shares (collectively referred to as "AMP Shares"). Throughout this Joint Proxy Statement, common shares of either

Fund will be referred to as "Common Shares," and MMP(R) Shares and AMP Shares will be collectively referred to as "Preferred Shares." Common Shares and Preferred Shares are referred to collectively as "Shares."

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. The following table indicates which shareholders are solicited with respect to election of Trustees of each Fund:

------------------------------------ -------------------- -------------------
MATTER                                  COMMON SHARES      PREFERRED SHARES
------------------------------------ -------------------- -------------------
Election of one (1) Class II Trustee          X                   X
------------------------------------ -------------------- -------------------
Election of two (2) Trustees                                      X
------------------------------------ -------------------- -------------------

          IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 21, 2009.

          This Joint Proxy Statement is available on the Internet at: http://www.ftportfolios.com/redirect.aspx?keyword=PROXYFCMFCT.

          The Funds' most recent annual and semi-annual reports, including their annual reports for the fiscal year ended May 31, 2009, are available on the Internet at:
(1) http://www.ftportfolios.com/common/cef/productinfo/FCM/
fcmannualreport5.31.2009.pdf
(for First Trust/Four Corners Senior Floating Rate Income Fund); and
(2) http://www.ftportfolios.com/common/cef/productinfo/FCT/
fctannualreport5.31.2009.pdf
(for First Trust/Four Corners Senior Floating Rate Income Fund II). The Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Adviser at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 988-5891.

         You may call (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

         In order that your Shares may be represented at the Meeting, you are requested to:

          o   indicate your instructions on the proxy card;

          o   date and sign the proxy card;

          o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

          o allow sufficient time for the proxy card to be received by 4:00 p.m. Central Time, on Monday, September 21, 2009. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                  VOTING

         As described further in the proposal, for each Fund, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as Trustees of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Trustees and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                            OUTSTANDING SHARES

         On the Record Date, each Fund had the following number of Common Shares and Preferred Shares outstanding:

------------------------------------------------------------------------- ---------------------- -------------------
                                                                              COMMON SHARES       PREFERRED SHARES
FUND                                                                           OUTSTANDING          OUTSTANDING
------------------------------------------------------------------------- ---------------------- -------------------
First Trust/Four Corners Senior Floating Rate Income Fund                       4,924,349                67
------------------------------------------------------------------------- ---------------------- -------------------
First Trust/Four Corners Senior Floating Rate Income Fund II                   25,291,939              3,200
------------------------------------------------------------------------- ---------------------- -------------------

         Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund are listed on the NYSE Amex under the ticker symbol FCM. Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund II are listed on the New York Stock Exchange ("NYSE") under the ticker symbol FCT. The Preferred Shares of the Funds are not listed on a national stock exchange.

         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of any class of either Fund's outstanding Shares, except as described in the following table. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports from The Depository Trust & Clearing Corporation ("DTCC") as of the Record Date. Information as to beneficial ownership of Preferred Shares is based on the reports from DTCC as of the Record Date. With respect to information received from DTCC, the Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

-------------------------------------------------- --------------------------------- -------------------------------
               NAME AND ADDRESS OF                  SHARES OF A CLASS BENEFICIALLY     % OUTSTANDING SHARES OF A
                BENEFICIAL OWNER                                OWNED                   CLASS BENEFICIALLY OWNED
--------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund
--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                              263,438 Common Shares                    5.35%
211 Main Street
San Francisco, CA 94105
-------------------------------------------------- --------------------------------- -------------------------------
First Clearing, LLC                                     685,149 Common Shares                    13.91%
One North Jefferson Street
St. Louis, MO 63103
-------------------------------------------------- --------------------------------- -------------------------------
J.P. Morgan Clearing Corp.                              368,227 Common Shares                    7.48%
One Metrotech Center North, 4th Floor
Brooklyn, NY 11201
-------------------------------------------------- --------------------------------- -------------------------------
JPMorgan Chase Bank, National Association               247,793 Common Shares                    5.03%
Paradigm B Wing, Floor 6
Mumbai, India 400 064
-------------------------------------------------- --------------------------------- -------------------------------


                                   -4-




-------------------------------------------------- --------------------------------- -------------------------------
               NAME AND ADDRESS OF                  SHARES OF A CLASS BENEFICIALLY     % OUTSTANDING SHARES OF A
                BENEFICIAL OWNER                                OWNED                   CLASS BENEFICIALLY OWNED
--------------------------------------------------------------------------------------------------------------------
National Financial Services LLC                         308,825 Common Shares                    6.27%
200 Liberty Street
New York City, NY 10281
-------------------------------------------------- --------------------------------- -------------------------------
Raymond, James & Associates, Inc.                       495,500 Common Shares                    10.06%
880 Carillon Parkway
P.O. Box 12749 St. Petersburg, FL 33716
-------------------------------------------------- --------------------------------- -------------------------------
E*Trade Clearing LLC                                      5 Preferred Shares                     7.46%
10951 White Rock Road
Rancho Cordova, CA 95670
-------------------------------------------------- --------------------------------- -------------------------------
Wells Fargo Investments, LLC                             55 Preferred Shares                     82.09%
625 Marquette Avenue, 13th Floor
Minneapolis, MN 55402
--------------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund II
--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                             2,485,560 Common Shares                   9.83%
211 Main Street
San Francisco, CA 94105
-------------------------------------------------- --------------------------------- -------------------------------
First Clearing, LLC                                    3,241,597 Common Shares                   12.82%
One North Jefferson Street
St. Louis, MO 63103
-------------------------------------------------- --------------------------------- -------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping       1,906,925 Common Shares                   7.54%
101 Hudson Street, 8th Floor
Jersey City, NJ 07302
-------------------------------------------------- --------------------------------- -------------------------------
National Financial Services LLC                        1,652,058 Common Shares                   6.53%
200 Liberty Street
New York City, NY 10281
-------------------------------------------------- --------------------------------- -------------------------------
Raymond, James & Associates, Inc.                      3,487,898 Common Shares                   13.79%
880 Carillon Parkway
P.O. Box 12749 St. Petersburg, FL 33716
-------------------------------------------------- --------------------------------- -------------------------------
UBS Financial Services Inc.                            1,325,325 Common Shares                   5.24%
1200 Harbor Blvd
Weehawken, NJ 07086
-------------------------------------------------- --------------------------------- -------------------------------
Merrill Lynch, Pierce, Fenner & Smith                   1812 Preferred Shares                    56.63%
Incorporated
101 Hudson Street, 9th Floor
Jersey City, NJ 07302
-------------------------------------------------- --------------------------------- -------------------------------
Oppenheimer & Co. Inc.                                   346 Preferred Shares                    10.81%
125 Broad Street, 15th Floor
New York, NY 10004
-------------------------------------------------- --------------------------------- -------------------------------

                      PROPOSAL: ELECTION OF TRUSTEES

         The proposal relates to the election of certain of the Trustees of each Fund as described below. Management proposes the election of three Trustees: Niel B. Nielson for election as a Class II Trustee by the holders of Common Shares and Preferred Shares voting together (as described in A. below); and Thomas R. Kadlec and Robert F. Keith for election by the holders of Preferred Shares voting separately (as described in B. below). Each nominee is currently a Trustee and has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office for the term specified below or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.

          A. One Class II Trustee to Be Elected by Holders of Common Shares and Preferred Shares

         Each Fund has established a staggered board pursuant to its By-Laws. Holders of Common Shares and Preferred Shares vote together for Trustees who are divided into three (3) classes. At the Joint Annual Meetings of Shareholders of the Funds held on September 10, 2007 (the "2007 Meeting"), current Trustee Niel B. Nielson was designated and elected as the Class II Trustee of each Fund with a term expiring at this year's Meeting. At the 2007 Meeting, Mr. Bowen was designated and elected as the Class III Trustee of each Fund for a term expiring at each Fund's annual meeting of shareholders in 2010, and Richard E. Erickson was designated and elected as a Class I Trustee of each Fund with a term expiring at each Fund's annual meeting of shareholders in 2008. At the last Joint Annual Meetings of Shareholders of the Funds, held on September 15, 2008 (the "2008 Meeting"), Richard E. Erickson was elected as the Class I Trustee of each Fund with a term expiring at each Fund's annual meeting of shareholders in 2011. Under each Fund's By-Laws, at each annual meeting of shareholders subsequent to the 2007 Meeting, Trustees chosen to succeed those whose terms are expiring will be identified as being of the same class as the Trustees whom they succeed and will be elected for a term expiring at the third succeeding annual meeting subsequent to their election. Each Trustee serves for the term specified or until his successor is elected and qualified, unless he earlier resigns, retires or is otherwise removed.

         At this year's Meeting, for each Fund, one (1) Class II Trustee is to be elected by holders of Common Shares and Preferred Shares of the Fund, voting together as a single class. Trustee Nielson is the nominee for election as the Class II Trustee by holders of Common Shares and Preferred Shares of the Fund for a three-year term expiring at each Fund's annual meeting of shareholders in 2012.

          B.  Two Trustees to Be Elected by Holders of Preferred Shares
              Only

         Pursuant to each Fund's By-Laws, holders of Preferred Shares are entitled to separately elect two Trustees for one-year terms at each Fund's annual meeting of shareholders. At the 2008 Meeting, current Trustees Thomas R. Kadlec and Robert F. Keith were elected for one-year terms by the holders of Preferred Shares of each Fund.

         At this year's Meeting, for each Fund, two (2) Trustees are to be elected by holders of Preferred Shares of each Fund, voting separately. Trustees Kadlec and Keith are nominees for election by holders of Preferred Shares of each Fund for one-year terms expiring at each Fund's annual meeting of shareholders in 2010.

         Required Vote: For each Fund, the nominees for election as Trustee, each of whom is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (each such Trustee, an "Independent Trustee"), must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund with respect to Dr. Nielson, and the holders of a plurality of the Preferred Shares of the Fund with respect to Mr. Kadlec and Mr. Keith, in each case cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

The Board of Trustees Unanimously Recommends that Shareholders Vote FOR the Proposal.

                                MANAGEMENT

MANAGEMENT OF THE FUNDS

         The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as that term is defined in the 1940 Act) (such Trustee, the "Interested Trustee") and four of whom are Independent Trustees. The Trustees of a Fund set broad policies for that Fund, choose the Fund's officers, and hire the Fund's investment adviser and sub-adviser. The officers of a Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees.

         The following is a list of Trustees and officers of each Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships the Trustees hold, if applicable.

                                                   INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                 TERM OF                                            FIRST TRUST
                                POSITION(S)      OFFICE(2) AND                                      FUND COMPLEX    OTHER
NAME, ADDRESS, AND              HELD             LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH                   WITH FUNDS       TIME SERVED(3)  DURING PAST FIVE YEARS             TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1)               President,       Class III       President, First Trust Advisors    60 Portfolios   Trustee of
120 East Liberty Drive          Chairman of the  Since Fund      L.P. and First Trust Portfolios                    Wheaton College
Suite 400                       Board, Chief     Inception       L.P.; Chairman of the Board of
Wheaton, IL 60187               Executive                        Directors, BondWave LLC
DOB: 9/55                       Officer and                      (Software Development
                                Trustee                          Company/Investment Adviser) and
                                                                 Stonebridge Advisors LLC
                                                                 (Investment Adviser)
------------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson             Trustee          Class I         Physician; President, Wheaton      60 Portfolios   None
c/o First Trust Advisors L.P.                    Since Fund      Orthopedics; Co-owner and
120 East Liberty Drive                           Inception       Co-Director (January 1996 to May
Suite 400                                                        2007), Sports Med Center for
Wheaton, IL 60187                                                Fitness; Limited Partner,
DOB:  4/51                                                       Gundersen Real Estate Limited
                                                                 Partnership; Member, Sportsmed
                                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec                Trustee          Annual          Senior Vice President and Chief    60 Portfolios   Director of
c/o First Trust Advisors L.P.                    Since Fund      Financial Officer (May 2007 to                     ADM Investor
120 East Liberty Drive                           Inception       Present), Vice President and                       Services, Inc.
Suite 400                                                        Chief Financial Officer (1990 to                   and Director
Wheaton, IL 60187                                                May 2007), ADM Investor                            of Archer
DOB:  11/57                                                      Services, Inc. (Futures                            Financial
                                                                 Commission Merchant); President                    Services, Inc.
                                                                 (May 2005 to Present), ADM
                                                                 Derivatives, Inc.; Registered
                                                                 Representative (2000 to
                                                                 Present), Segerdahl & Company,
                                                                 Inc., a FINRA member
                                                                 (Broker-Dealer)
------------------------------------------------------------------------------------------------------------------------------------


                                   -8-




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                 TERM OF                                            FIRST TRUST
                                POSITION(S)      OFFICE(2) AND                                      FUND COMPLEX    OTHER
NAME, ADDRESS, AND              HELD             LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH                   WITH FUNDS       TIME SERVED(3)  DURING PAST FIVE YEARS             TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Keith                 Trustee          Annual          President (2003 to Present),       60 Portfolios   None
c/o First Trust Advisors L.P.                    Since June      Hibs Enterprises (Financial and
120 East Liberty Drive                           2006            Management Consulting)
Suite 400
Wheaton, IL 60187
DOB:  11/56
------------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson                 Trustee          Class II        President (June 2002 to            60 Portfolios   Director of
c/o First Trust Advisors L.P.                    Since Fund      Present), Covenant College                         Covenant
120 East Liberty Drive                           Inception                                                          Transport Inc.
Suite 400
Wheaton, IL 60187
DOB:  3/54
------------------------------------------------------------------------------------------------------------------------------------

                                                          OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND          POSITION(S)                 TERM OF OFFICE(2) AND       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH               HELD WITH FUNDS             LENGTH OF TIME SERVED(3)    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             Treasurer, Controller,      Indefinite                  Chief Financial Officer, First Trust Advisors
120 East Liberty Drive      Chief Financial Officer     Since Fund Inception        L.P. and First Trust Portfolios L.P.; Chief
Suite 400                   and Chief Accounting                                    Financial Officer, BondWave LLC (Software
Wheaton, IL 60187           Officer                                                 Development Company/Investment Adviser) and
DOB: 11/57                                                                          Stonebridge Advisors LLC (Investment Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Erin E. Chapman             Assistant Secretary         Indefinite                  Assistant General Counsel (October 2007 to
120 East Liberty Drive                                  Since June 2009             Present), Associate Counsel (March 2006 to
Suite 400                                                                           October 2007), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                   First Trust Portfolios L.P.; Associate Attorney
DOB: 8/76                                                                           (November 2003 to March 2006), Doyle & Bolotin,
                                                                                    Ltd.
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas              Assistant Treasurer         Indefinite                  Senior Vice President (April 2007 to Present),
120 East Liberty Drive                                  Since December 2005         Vice President (January 2005 to April 2007),
Suite 400                                                                           First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                   Portfolios L.P.; Executive Director (December
DOB: 1/66                                                                           2002 to January 2005), Vice President (December
                                                                                    2000 to December 2002), Van Kampen Asset
                                                                                    Management and Morgan Stanley Investment
                                                                                    Management
------------------------------------------------------------------------------------------------------------------------------------
Christopher R. Fallow       Assistant Vice President    Indefinite                  Assistant Vice President (August 2006 to
120 East Liberty Drive                                  Since December 2006         Present), Associate (January 2005 to August
Suite 400                                                                           2006), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                                   Trust Portfolios L.P.; Municipal Bond Trader
DOB: 4/79                                                                           (July 2001 to January 2005), BondWave LLC
                                                                                    (Software Development Company/Investment
                                                                                    Adviser)
------------------------------------------------------------------------------------------------------------------------------------


                                 -9-




------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND          POSITION(S)                 TERM OF OFFICE(2) AND       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH               HELD WITH FUNDS             LENGTH OF TIME SERVED(3)    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine            Secretary and Chief         Indefinite                  General Counsel, First Trust Advisors L.P. and
120 East Liberty Drive      Compliance Officer          Secretary since Fund        First Trust Portfolios L.P.; Secretary,
Suite 400                   ("CCO")                     Inception;                  BondWave LLC (Software Development
Wheaton, IL 60187                                       CCO since 2004              Company/Investment Adviser) and Stonebridge
DOB: 5/60                                                                           Advisors LLC (Investment Adviser)
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist         Vice President              Indefinite                  Senior Vice President (September 2005 to
120 East Liberty Drive                                  Since December 2005         Present), Vice President (April 2004 to
Suite 400                                                                           September 2005), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                   First Trust Portfolios L.P.
DOB: 2/70
------------------------------------------------------------------------------------------------------------------------------------
Coleen D. Lynch             Assistant Vice President    Indefinite                  Assistant Vice President (January 2008 to
120 East Liberty Drive                                  Since July 2008             Present), First Trust Advisors L.P. and First
Suite 400                                                                           Trust Portfolios L.P.; Vice President (May 1998
Wheaton, IL 60187                                                                   to January 2008), Van Kampen Asset Management
DOB: 7/58                                                                           and Morgan Stanley Investment Management
------------------------------------------------------------------------------------------------------------------------------------
Kristi A. Maher             Assistant Secretary         Indefinite                  Deputy General Counsel (May 2007 to Present),
120 East Liberty Drive                                  Since July 2004             Assistant General Counsel (March 2004 to May
Suite 400                                                                           2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                                   Trust Portfolios L.P.
DOB: 12/66
------------------------------------------------------------------------------------------------------------------------------------


1 Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.

2 Currently, Niel B. Nielson, as the Class II Trustee, and Thomas R. Kadlec and Robert F. Keith, as Trustees elected by holders of the Preferred Shares on an annual basis, are serving a term until the Meeting. Richard E. Erickson, as the Class I Trustee, is serving a term until each Fund's 2011 annual meeting. James A. Bowen, as the Class III Trustee, is serving a term until each Fund's 2010 annual meeting.

3 All Trustees and officers, except for Robert F. Keith, W. Scott Jardine (only with respect to his appointment as CCO), Kristi A. Maher, Daniel J. Lindquist, James M. Dykas, Coleen D. Lynch, Christopher R. Fallow and Erin E. Chapman, were elected in 2003 for First Trust/Four Corners Senior Floating Rate Income Fund and in 2004 for First Trust/Four Corners Senior Floating Rate Income Fund II. Robert F. Keith was appointed to each Fund's Board by the Trustees on June 12, 2006. Kristi A. Maher was elected Assistant Secretary of all funds in the First Trust Fund Complex, including the Funds, on July 26, 2004. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the Funds, on December 12, 2005. Christopher R. Fallow was elected Assistant Vice President of the Funds on December 10, 2006. Coleen D. Lynch was elected Assistant Vice President of all funds in the First Trust Fund Complex, including the Funds, on July 29, 2008. Erin E. Chapman was elected Assistant Secretary of all funds in the First Trust Fund Complex, including the Funds, on June 1, 2009.

         In addition to the Funds, the First Trust Fund Complex includes:
First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; 11 other closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each an exchange-traded index fund with 18, 5 and 16 operating portfolios, respectively, advised by First Trust Advisors.

Trustees

         Messrs. Erickson, Kadlec, Keith and Nielson are Independent Trustees, and Mr. Bowen is an Interested Trustee, of each of the funds in the First Trust Fund Complex. During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-adviser to any fund in the First Trust Fund Complex, or any of their affiliates.

Officers

         The officers of each Fund, including Mr. Bowen, Chief Executive Officer of each Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 60 portfolios) as they hold with the Funds, except for Christopher R. Fallow. Mr. Fallow is an officer of 13 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(R) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY TRUSTEES AND OFFICERS

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2008:

------------------------------------------------------------------------------------------------------- ----------------
                     Dollar Range of Equity Securities in Each Fund and First Trust Fund Complex
                                               (Number of Shares Held)
------------------------------------------------------------------------------------------------------- ----------------
                                INTERESTED                              INDEPENDENT TRUSTEES
                                  TRUSTEE
----------------------------- ---------------- ------------------- ------------------ ----------------- ----------------
FUND                          James A. Bowen   Richard E. Erickson  Thomas R. Kadlec   Robert F. Keith   Niel B. Nielson
----------------------------- ---------------- ------------------- ------------------ ----------------- ----------------
FIRST TRUST/FOUR CORNERS        $1-$10,000         $1-$10,000         $1-$10,000            $0            $1-$10,000
SENIOR FLOATING RATE INCOME    (250 Shares)       (329 Shares)       (571 Shares)       (0 Shares)       (248 Shares)
FUND COMMON SHARES
----------------------------- ---------------- ------------------- ------------------ ----------------- ----------------
FIRST TRUST/FOUR CORNERS        $1- $10,000        $1-$10,000         $1-$10,000            $0            $1-$10,000
SENIOR FLOATING RATE INCOME   (1,000 Shares)      (262 Shares)       (600 Shares)       (0 Shares)       (247 Shares)
FUND II COMMON SHARES
----------------------------- ---------------- ------------------- ------------------ ----------------- ----------------
AGGREGATE DOLLAR RANGE OF      Over $100,000    $50,001-$100,000     Over $100,000    $50,001-$100,000  $10,001-$50,000
EQUITY SECURITIES IN ALL      (15,250 Shares)    (8,014 Shares)     (10,249 Shares)    (7,580 Shares)    (4,392 Shares)
REGISTERED INVESTMENT
COMPANIES IN THE FIRST
TRUST FUND COMPLEX OVERSEEN
BY TRUSTEE
----------------------------- ---------------- ------------------- ------------------ ----------------- ----------------

         As of December 31, 2008, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-adviser or principal underwriter of either Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-adviser or principal underwriter of either Fund, nor, since the beginning of the most recently completed fiscal year of either Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-adviser to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

         As of December 31, 2008, the Trustees and officers of each Fund as a group beneficially owned approximately 45,485 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2008, the Trustees and officers of each Fund as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

----------------------------------------------------------------- --------------- ----------------
                                                                      COMMON         PREFERRED
                                                                      SHARES          SHARES
FUND                                                                  OWNED            OWNED
----------------------------------------------------------------- --------------- ----------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND             1,398              0
----------------------------------------------------------------- --------------- ----------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II          2,109              0
----------------------------------------------------------------- --------------- ----------------

COMPENSATION

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. No additional meeting fees are paid in connection with Board or committee meetings. Additionally, for all the trusts in the First Trust Fund Complex, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Dr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The committee chairmen and the Lead Trustee will serve two year periods ending December 31, 2009 before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

         The aggregate fees and expenses paid to the Trustees by each Fund for its fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

------------------------------------------------------------------ ----------------------------------------
FUND                                                                      AGGREGATE FEES AND EXPENSES PAID
------------------------------------------------------------------ ----------------------------------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND                              $39,085
------------------------------------------------------------------ ----------------------------------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II                           $39,150
------------------------------------------------------------------ ----------------------------------------

         The following table sets forth certain information regarding the compensation of each Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for each Fund's most recently completed fiscal year. The Funds have no retirement or pension plans. The officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

--------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE COMPENSATION
--------------------------------------------------------------------------------------------------------------------------
                             INTERESTED TRUSTEE                             INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
FUND                           James A. Bowen    Richard E. Erickson  Thomas R. Kadlec   Robert F. Keith   Niel B. Nielson
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS             $0                $10,000             $9,583             $9,722           $9,780
SENIOR FLOATING RATE
INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FOUR CORNERS             $0                $10,000             $9,583             $9,722           $9,845
SENIOR FLOATING RATE
INCOME FUND II
--------------------------------------------------------------------------------------------------------------------------
TOTAL COMPENSATION FROM              $0               $180,000            $172,500           $175,000         $177,297
THE FIRST TRUST FUND
COMPLEX(1)
--------------------------------------------------------------------------------------------------------------------------

1   For calendar year ended December 31, 2008.

         The Boards of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund and of First Trust/Four Corners Senior Floating Rate Income Fund II each held 10 meetings during their respective fiscal years ended May 31, 2009. Each of the Trustees attended all of such meetings.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at http://www.ftportfolios.com. All of the Trustees attended the previous year's annual meeting of shareholders for each of the Funds.

                                COMMITTEES

AUDIT COMMITTEE

         Each Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE and the NYSE Amex. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). For the fiscal year ended May 31, 2009, the Audit Committee of each Fund met eight times with all members present.

         In carrying out its responsibilities, as described below under "Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Funds.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Audit Committee on May 31, 2009 and by the Board of Trustees on June 1, 2009, a copy of which is attached as Exhibit A hereto, and is available on each Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of each Fund for the fiscal years ended May 31, 2009 at a meeting held on July 20, 2009, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") AU 380, Communication with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of the Funds' Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Funds' Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of each Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the year ended May 31, 2009.

                  Submitted by the Audit Committee of the Funds:

         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith
         Niel B. Nielson

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Adviser for the following fees:

------------------------------- --------------------- ------------------- ------------------- ----------------------
FEES BILLED TO                       AUDIT FEES       AUDIT-RELATED FEES     TAX FEES (1)        ALL OTHER FEES
                                ---------- ---------- -------- ---------- --------- --------- ---------- -----------
                                  2008       2009      2008      2009       2008      2009      2008        2009
------------------------------- ---------- ---------- -------- ---------- --------- --------- ---------- -----------
FIRST TRUST/FOUR CORNERS
SENIOR FLOATING INCOME FUND
Fund                             $47,500    $50,500     $0        $0       $5,000    $5,200      $0          $0
Adviser                            NA         NA        $0        $0         $0        $0        $0          $0
------------------------------- ---------- ---------- -------- ---------- --------- --------- ---------- -----------
FIRST TRUST/FOUR CORNERS
SENIOR FLOATING RATE INCOME
FUND II
Fund                             $60,500    $51,500     $0        $0       $5,000    $5,200      $0          $0
Adviser                            NA         NA        $0        $0         $0        $0        $0          $0
------------------------------- ---------- ---------- -------- ---------- --------- --------- ---------- -----------

(1) These fees were for tax consultation and tax preparation.

Non-Audit Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed the non-audit fees listed below for services provided to the entities indicated.

--------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE NON-AUDIT FEES
-------------------------------------------------------------------------- -------------------- --------------------
FUND                                                                              2008                 2009
-------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
Fund                                                                             $5,000               $5,200
Adviser                                                                          $14,500              $6,000
-------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
Fund                                                                             $5,000               $5,200
Adviser                                                                          $14,500              $6,000
-------------------------------------------------------------------------- -------------------- --------------------

Pre-Approval

         Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the respective Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

         None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of each Fund has considered whether the provision of non-audit services that were rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the respective Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

OTHER COMMITTEES

         The Boards of Trustees of the Funds have three other standing committees: the Executive Committee (also serving as the Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board with respect to the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Mr. Bowen and Dr. Erickson are members of the Executive Committee. For each Fund, its Executive Committee met five times during such Fund's last fiscal year. Each Fund's Executive Committee met to authorize the Fund's dividend declarations.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the NYSE and the NYSE Amex. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of Trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as Trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.ftportfolios.com. Dr. Nielson serves as chairman of the Committee. During each Fund's last fiscal year, its Committee met five times.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new Trustees, the Committee seeks to recruit and retain qualified Independent Trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for Trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds and the Adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent Trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of a Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of Trustees. Each Fund has a retirement policy in place that prohibits consideration for election as a Trustee of persons age 72 or older. The Committee reserves the right to make the final selection regarding the nomination of any Trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. Mr. Kadlec serves as chairman of the Valuation Committee. During each Fund's last fiscal year, its Valuation Committee met five times.

                          ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than April 26, 2010.

         Under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to
Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISER, SUB-ADVISER, ADMINISTRATOR AND TRANSFER AGENT

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 555 South Flower Street, Suite 3300, Los Angeles, California 90071, serves as the investment sub-adviser (the "Sub-Adviser") to the Funds.

         PNC acts as the administrator, accounting agent and transfer agent to the Fund, and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of processing, technology and business intelligence services to asset managers, broker/dealers and financial advisors.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require each Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and the Sub-Adviser and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the NYSE or the NYSE Amex, as applicable, and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal year ended May 31, 2009, all such filing requirements applicable to such persons were met except late Form 3 filings were made on behalf of Benjamin Matthaus Bruck for First Trust/Four Corners Senior Floating Rate Income Fund and Graham Thomas McDevitt for First Trust/Four Corners Senior Floating Rate Income Fund II. Both Messrs. Bruck and McDevitt are board members of the Funds' Sub-Adviser. The late Form 3 filings were due to administrative oversight and were not made in conjunction with any purchase of securities of the Funds.

FISCAL YEAR

         Each Fund's fiscal year end was May 31, 2009.

DELIVERY OF CERTAIN DOCUMENTS

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semiannual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                 OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

August 17, 2009


-------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO
NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN,
DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.
-------------------------------------------------------------------------------

                   This page intentionally left blank.

                                EXHIBIT A

                         AUDIT COMMITTEE CHARTER


I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                    A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

          A. Size and Membership Requirements.

                    1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

                    2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE
         Arca, or the NYSE Amex or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

                    3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                    4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE Amex or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE Amex or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

                    5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

          A. With respect to Independent Auditors:

                    1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

                    2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm 's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

                    3. The Committee shall meet with the External
         Auditors in the absence of Fund Management, as necessary.

                    4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

                    7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

                    8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

                    9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

                   10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

                   11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

                   12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          B. With respect to Fund Financial Statements:

                    1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

                    2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

                    3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

                    4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

                    5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                    6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

                    7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

                    8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance
Committee:

                    1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                             i. The Committee shall receive and retain,
                  in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                            ii. Upon receipt of a Report of Material
                  Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and
                  (b) determine whether an investigation is necessary.

                           iii. After considering the Report of a
                  Material Violation, the Committee shall do the following if it deems an investigation necessary:

                                    o Notify the full Board;

                                    o Initiate an investigation, which
                              may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                                    o Retain such additional expert
                              personnel as the Committee deems necessary.

                            iv. At the conclusion of any such
                  investigation, the Committee shall:

                                    o Recommend, by majority vote, that
                              the Fund implement an appropriate response to evidence of a material violation; and

                                    o Inform the chief legal officer and
                              the chief executive officer (or the
                              equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

                    2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

                    1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

                    2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Funds' financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

                    3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

                    4. The Committee shall evaluate on an annual basis the performance of the Committee.

                    5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

                    6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                    7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

                    8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

                    9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                   10. The Committee shall maintain minutes of its meetings.

                   11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.       FUNDING PROVISIONS.

          A. The Committee shall determine the:

                    1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

                    2. Compensation to any advisers employed by the Committee.

          B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

          A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

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                           [BLANK BACK COVER]

FORM OF PROXY CARD
----------------------




            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

                      ANNUAL MEETING ON SEPTEMBER 21, 2009
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of Shares of the First Trust/Four Corners Senior
Floating Rate Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated August 17, 2009, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                                         FCM-PXC

                                                   -----------------------------

                                                   -----------------------------

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEES LISTED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ ]


Election of Trustees: (A) To elect the one Class II Trustee for the term specified, by holders of Common and Preferred Shares, voting together as a single class, and (B) to elect two Trustees for the term specified, by holders of Preferred Shares, voting separately as a single class.

(A) - 01 - Niel B. Nielson Class II (Expiring 2012) Common and Preferred Shares
(B) - 02 - Thomas R. Kadlec Annual (Expiring 2010) Preferred Shares
(B) - 03 - Robert F. Keith Annual (Expiring 2010) Preferred Shares

[ ] Mark here to vote FOR all nominees

[ ] Mark here to WITHHOLD from all nominees
                                                                01    02    03
[ ] For all EXCEPT - To withhold a vote for one or more        [  ]  [  ]  [  ]
nominees, mark the box to the left and the corresponding numbered box(es) to the right.


Non-Voting Items


Change of Address - Please print new address below.


Comments - Please print your comments below.



Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature of Shareholder


Signature of Shareholder


Date (mm/dd/yyyy) - Please print date below


                                                                     FCM-PFD-PXC




     Please detach along perforated line and mail in the envelope provided.


                        ANNUAL MEETING OF SHAREHOLDERS OF

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

                               September 21, 2009
                                Preferred Shares



                           Please sign, date and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.